UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2017

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

175 Broadhollow Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 19, 2017, Verint Systems Inc. ("Verint", "we", "us" or "our") completed the acquisition of all of the outstanding equity interests in Next IT Corporation and its affiliate Next IT Innovation Labs, LLC (collectively, “Next IT”) from the holders thereof. Next IT is a developer of conversational artificial intelligence powered intelligent virtual assistants. This acquisition expands Verint's portfolio of automated, cloud based, intelligent self-service solutions. The purchase price consisted of $29.5 million of cash paid at closing, subject to certain adjustments, and potential additional future cash payments of up to $21.5 million, contingent on the achievement of certain milestones and performance targets over the period from closing through January 31, 2021. A portion of the purchase price and opportunity to receive future cash payments was used to satisfy outstanding indebtedness of Next IT. The closing purchase price was funded with cash on hand.

Item 7.01. Regulation FD Disclosure.
On December 19, 2017, in connection with the acquisition of Next IT, we issued a press release providing our revised preliminary non-GAAP outlook for the year ending January 31, 2019. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01 in its entirety.
The information set forth under this Item 7.01 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Verint will furnish any financial statements required by Item 9.01(a) by amendment no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to have been filed with the SEC pursuant to SEC rules.
(b) Pro Forma Financial Information.
Verint will furnish any financial statements required by Item 9.01(b) by amendment no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to have been filed with the SEC pursuant to SEC rules.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated December 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	December 19, 2017

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated December 19, 2017